UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2021
 _________________________
OUTFRONT Media Inc.
(Exact name of registrant as specified in its charter)
 __________________________

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor
New York,	New York	10174
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01, par value	OUT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
OUTFRONT Media Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders on June 8, 2021 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted for (1) the re-election of four incumbent directors, Manuel A. Diaz, Michael J. Dominguez, Peter Mathes and Susan M. Tolson, to the Company’s board of directors (the “Board”); (2) the ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2021; (3) the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers; and (4) holding the non-binding advisory vote to approve the compensation of the Company’s named executive officers every year. The final voting results on each of the matters submitted to a vote of stockholders at the Annual Meeting were as follows:

(1) Election of four Class I director nominees.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Manuel A. Diaz	109,411,626	26,695,467	24,843	9,970,519
Michael J. Dominguez	133,746,189	2,360,827	24,920	9,970,519
Peter Mathes	130,648,131	5,459,353	24,452	9,970,519
Susan M. Tolson	101,089,029	35,023,852	19,055	9,970,519

(2) Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2021.

Votes For	Votes Against	Abstentions	Broker Non-Votes
142,947,093	3,117,301	38,061	—

(3) Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
128,234,394	7,763,277	134,265	9,970,519

(4) Determination, on a non-binding advisory basis, as to whether a non-binding advisory vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
133,819,501	31,868	2,158,651	121,916	9,970,519

In light of the voting results with respect to the frequency of holding a non-binding advisory vote on executive compensation, the Board has determined that the Company will hold future non-binding advisory votes of stockholders to approve the compensation of the Company’s named executive officers every year until the next non-binding advisory vote of stockholders on the frequency of stockholder votes on executive compensation, or until the Board otherwise determines a different frequency for such non-binding advisory votes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTFRONT MEDIA INC.

By:	/s/ Matthew Siegel
	Name:	Matthew Siegel
	Title:	Executive Vice President and
Chief Financial Officer

Date: June 8, 2021